CLAYMORE EXCHANGE-TRADED FUND TRUST 2
Guggenheim China All-Cap ETF
Guggenheim China Technology ETF
Guggenheim Solar ETF
Guggenheim S&P Global Water Index ETF
Guggenheim S&P High Income Infrastructure ETF
Guggenheim Total Return Bond ETF
Guggenheim U.S. Large Cap Optimized Volatility ETF
(the “Funds”)

Supplement to the Funds’ Prospectus dated December 29, 2016, as supplemented from time to time.
Guggenheim Investments announced on September 28, 2017, that it has entered into a definitive agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, Guggenheim Funds Investment Advisors, LLC, the investment adviser for the Funds, expects to propose to the Board of Trustees (the “Board”) of Claymore Exchange-Traded Fund Trust 2 that it approve a reorganization of each Fund into a newly organized exchange-traded fund advised by an affiliate of Invesco. If approved by the Board, the reorganization of each Fund would be submitted to the shareholders of the respective Fund for their approval.

Claymore Exchange-Traded Fund Trust 2
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement For Future Reference.

September 28, 2017	ETF-SUP-T2